This document is an amendment to a warrant and, except if tendered with the warrant amended hereby, does not constitute a separate right for the issuance of any security.

W-W1 -  Amendment 1

1,384,615 Warrant Shares

THIS WARRANT AMENDMENT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THE WARRANT HEREBY AMENDED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS AMENDMENT, NOR THE WARRANT HEREBY AMENDED, NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

FIRST AMENDMENT

TO

EOS INTERNATIONAL, INC. AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

        Whereas EOS INTERNATIONAL, INC., a Delaware corporation (the “Company”), has granted to WEICHERT ENTERPRISE LLC, a Delaware limited liability company (the “Warrantholder”), the right to subscribe for and purchase from the Company certain securities pursuant to that certain AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT, dated January 14, 2003 (the “Warrant”), and

        Whereas, the Company and the Warrantholder have agreed that the Warrant shall be amended to permit the Company to issue securities under a particular plan, and

        Whereas the Company and the Warrantholder do execute this First Amendment to the Warrant to memorialize the First Amendment to the Warrant,

        NOW THEREFORE the Warrantholder agrees with the Company:

                    1.        The definition of “Excluded Transaction” as set forth as one of the definitions in Section 9 of the Warrant shall read, in its entirety, as follows:

“Excluded Transaction” means (a) any issuance or grant (“award”) of shares of stock, restricted stock or options to purchase shares of Common Stock as compensation, or as a pre-employment award, to employees, officers, directors or consultants of the Company or of any Subsidiary of the Company, provided that if at the time of such award the number of shares of Common Stock awarded and the number of shares of Common Stock issuable upon exercise of the stock option awarded, when combined with all other shares of Common Stock issued or issuable pursuant to awards made pursuant to this clause (a) during the Exercise Period (i.e., excluding the Lund and Regal management awards, other awards existing on January 14, 2003, and awards made pursuant to the Employment Agreement by and between the Company and Jose Ferreira, Jr., dated as of September 24, 2003) exceeds 5% of the fully diluted shares of Common Stock outstanding on the date of such award, then the new award shall not be deemed an Excluded Transaction, (b) any issuance of Warrant Shares, (c) any issuance of securities as part of the consideration in a merger or consolidation of the Company in which the Company is the surviving corporation and there has been no change in the terms of the Common Stock, (d) the issuance of up to 27,000,000 shares of Common Stock by the Company to acquire IFS of New Jersey, Inc. (including shares of Common Stock issued upon mandatory conversion of the Series E Junior Convertible Preferred Stock of the Company), (e) the issuance of up to 16,000,000 shares of Common Stock to investors in a private placement pursuant to subscription agreements on or before the date hereof, (f) the issuance of up to 900,000 shares of Common Stock by the Company to Allen & Company Incorporated in partial satisfaction of its fee in connection with the issuance referred to in clause (e) above, (g) the issuance of any shares of the Company’s Series E Junior Convertible Preferred Stock in connection with the Company’s acquisition of IFS of New Jersey, Inc., (h) the issuance and the exercise of this Warrant and/or the Other Warrant, (i) the grant of additional warrants to the holder of the Other Warrant in the event of an anti-dilution adjustment pursuant to Section 5 of the Other Warrant, and (j) the issuance of any “Equity Securities” (as defined in Section 7 of the Certificate of Designations) of the Company, the proceeds of which are used to the extent required or permitted by Section 7 of the Certificate of Designations.

                     2.        Except as modified as set forth in paragraph 1 of this First Amendment to the Warrant, the terms of the Warrant remain unchanged and shall apply to this First Amendment to the Warrant.

                     3.        The Warrantholder acknowledges that this First Amendment to the Warrant does not, unless tendered with the Warrant, constitute any right to purchase or otherwise acquire any security or any other property of the Company.

IN WITNESS WHEREOF, the Company and the Warrantholder have caused this First Amendment to the Warrant to be executed as of this 23rd day of September, 2003.

EOS INTERNATIONAL, INC. BY: PETER A. LUND —————————————— Peter A. Lund Chairman

WEICHERT ENTERPRISE LLC BY: GERALD C. CROTTY —————————————— Gerald C. Crotty President